EX-99.906CERT 3 dex99906cert.htm CERTIFICATION PURSUANT TO SECTION 906

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, David R. Odenath, president of Legg Mason Capital Management Value Trust, Inc., a Maryland corporation (the “Corporation”), certify that, to my knowledge:

1. The Corporation’s periodic report on Form N-CSR for the period-end October 31, 2009 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Corporation.

/s/ David R. Odenath	December 30, 2009
David R. Odenath President	Date

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Kaprel Ozsolak , chief financial officer and treasurer of Legg Mason Capital Management Value Trust, Inc., a Maryland corporation (the “Corporation”), certify that, to my knowledge:

1. The Corporation’s periodic report on Form N-CSR for the period-end October 31, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Corporation.

/s/ Kaprel Ozsolak	December 30, 2009
Kaprel Ozsolak Chief Financial Officer and Treasurer	Date